EXHIBIT 10.2

INCREMENTAL AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT

INCREMENTAL AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT dated as of October 4, 2012 (this “Incremental Amendment”), by and among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), each INCREMENTAL TERM LENDER (as defined below) and each of the other CREDIT PARTIES party hereto.

WHEREAS, reference is hereby made to the Term Loan Credit Agreement, dated as of June 1, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among the Borrower, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.18(d) of the Credit Agreement, the Borrower may obtain additional tranches of term loans by, among other things, entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Incremental Term Loans in an aggregate principal amount of $100,000,000 (the “Incremental Term Loans” and the commitments relating thereto, the “Incremental Term Loan Commitments”) pursuant to Section 2.18(a) of the Credit Agreement; and

WHEREAS, the Persons party to this Incremental Amendment as lenders with respect to the Incremental Term Loans (such Persons and any permitted assignees thereof, the “Incremental Term Lenders”) have indicated their willingness to lend such Incremental Term Loans on the terms and subject to the conditions herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Incremental Amendment is an “Incremental Amendment” and a “Financing Document”, in each case, as defined under the Credit Agreement.

Section 2. Incremental Term Loans.

(a) Subject to the terms and conditions set forth herein, each Incremental Term Lender severally agrees to make Incremental Term Loans to the Borrower on the Incremental Facility Closing Date (as defined below) in the amount of such Incremental Term Lender’s Incremental Term Loan Commitment as set forth on Schedule A hereto. Pursuant to Section 2.18(b) of the Credit Agreement, the Incremental Term Loans shall be “Loans” for all purposes under the Credit Agreement and each of the other Financing Documents and shall have terms identical to the Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (the “Existing Term Loans”), except as otherwise set forth in this Incremental Amendment.

(b) Each Incremental Term Lender acknowledges and agrees that upon the Incremental Facility Effective Date, such Incremental Term Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Financing Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 3. Maturity Date. The Incremental Term Loans will mature on June 1, 2018 (the “Incremental Term Loan Maturity Date”).

Section 4. Amortization. Section 2.07(a) of the Credit Agreement shall be deemed amended to reflect that the Borrower shall repay to the Administrative Agent for the ratable account of each Incremental Term Lender, in quarterly installments on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Incremental Facility Closing Date, a principal amount in respect of the Incremental Term Loans equal to 0.25% of the original principal amount of the Incremental Term Loans with the final installment on the Incremental Term Loan Maturity Date equal to the remaining outstanding amount of the Incremental Term Loans.

Section 5. Fees. The Borrower agrees to pay on the Incremental Facility Closing Date to the Administrative Agent for the account of each Incremental Term Lender party to this Incremental Amendment on the Incremental Facility Closing Date, as fee compensation for the funding of such Incremental Term Lender’s Incremental Term Loan, a closing fee (the “Incremental Closing Fee”) in an amount equal to 2.50% of such Incremental Term Lender’s Incremental Term Loans made on the Incremental Facility Closing Date. Such Incremental Closing Fee will, to the extent such Incremental Term Lender funds its Incremental Term Loan, be in all respects fully earned, due and payable on the Incremental Facility Closing Date and non-refundable and non-creditable thereafter and, in the case of the Incremental Term Loans, such Incremental Closing Fee shall be netted against Incremental Term Loans made by such Incremental Term Lender.

Section 6. Credit Agreement Governs. Except as set forth in this Incremental Amendment, the Incremental Term Loans shall have identical terms as the Existing Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Financing Documents, each reference to a “Loan” or “Loans” in the Credit Agreement shall be deemed to include the Incremental Term Loans and other related terms will have correlative meanings mutatis mutandis.

Section 7. Effectiveness. This Incremental Amendment shall become effective as of the date hereof (the “Incremental Facility Closing Date”), subject to the satisfaction of the following conditions:

(a) counterparts of this Incremental Amendment shall have been executed and delivered by the Borrower, the Credit Parties, each Incremental Term Lender party hereto and the Administrative Agent;

(b) the Administrative Agent shall have received evidence, including UCC, tax and judgment lien searches from the jurisdiction of formation and jurisdiction of the chief executive office of each Credit Party, that none of the Collateral is subject to any Liens (in each case other than Permitted Liens);

(c) the Administrative Agent’s receipt of a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s Organizational Documents (x) as certified and delivered to the Administrative Agent on the date that such Credit Party became a Credit Party, remain in full force and effect as of the Incremental Facility Closing Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Incremental Facility Closing Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Incremental Facility Closing Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute Financing Documents and to act on such Credit Party’s behalf in connection with the Financing Documents and who will execute Financing Documents;

(d) the Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority;

(e) all reasonable out-of-pocket fees and expenses of the Administrative Agent and J.P. Morgan Securities LLC (the “Arranger”), including all reasonable invoiced fees and expenses of counsel to the Administrative Agent and the Arranger, to the extent invoiced at least one (1) Business Day prior to the date hereof, shall have been paid or reimbursed, on or prior to the date hereof;

(f) the Administrative Agent’s receipt of customary duly executed opinions of Cleary Gottlieb Steen & Hamilton LLP, Co-General Counsel and Corporate Secretary of the Borrower, and of Richards, Layton & Finger P.A., dated as of the Incremental Facility Closing Date, in each case, reasonably satisfactory to the Administrative Agent;

(g) the Administrative Agent shall have received a certificate of an appropriate officer of the Borrower that (i) the conditions of making of an Incremental Term Loan set forth in Section 2.18(b) of the Credit Agreement are satisfied as of the Incremental Facility Closing Date and (ii) the representations and warranties in Section 9 of this Incremental Amendment shall be true and correct in all material respects as of the Incremental Facility Closing Date; and

(h) the Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) certificates of insurance evidencing the insurance required by Section 5.03(b) of the Credit Agreement in form and substance satisfactory to the Administrative Agent.

Section 8. Post-Closing Requirements. Within ninety (90) days after the Incremental Facility Effective Date, unless waived or extended by the Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Agent shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows:

(a) (i) a favorable opinion, addressed to the Agent and each of the Secured Parties, in form and substance reasonably satisfactory to the Agent, from local counsel in the jurisdiction in which the real property is located substantially to the effect that:

(x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii) a title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens (except those Liens created or permitted under the Credit Agreement and the Collateral Documents);

(b) with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Incremental Amendment, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Agent and reasonably assure the Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage (for the avoidance of doubt, for title policies related to real property in Texas, the form T-38 endorsement and a title search shall satisfy this requirement);

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 8 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 8.

Section 9. Representations and Warranties. By its execution of this Incremental Amendment, each Credit Party hereby certifies that:

(a) this Incremental Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(b) the execution, delivery and performance of this Incremental Amendment and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Laws with respect to such Credit Party or the Organizational Documents of such Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any contractual obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens).

Section 10. Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Incremental Term Loans to pay fees and expenses relating to this Incremental Amendment and to repay certain ABL Loans outstanding under the ABL Facility.

Section 11. Written Request. By its execution of this Incremental Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Incremental Amendment as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.18(a) of the Credit Agreement.

Section 12. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Incremental Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Financing Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Incremental Term Loans) under the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Term Loans) pursuant to the Collateral Documents.

Section 13. Amendment, Modification and Waiver. This Incremental Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 14. Liens Unimpaired. After giving effect to this Incremental Amendment, neither the modification of the Credit Agreement effected pursuant to this Incremental Amendment nor the execution, delivery, performance or effectiveness of this Incremental Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 15. Entire Agreement. This Incremental Amendment, the Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Financing Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Incremental Amendment is a Financing Document.

Section 16. GOVERNING LAW. THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS INCREMENTAL AMENDMENT AND SHALL APPLY HERETO.

Section 17. Severability. If any provision of this Incremental Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Incremental Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18. Counterparts. This Incremental Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment.

Section 19. Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Amendment as of the date first written above.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Incremental Amendment No. 1 to Term Loan Credit Agreement]

ABERDEEN HOLDINGS, INC.

ABLE HOME HEALTHCARE, INC.

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BRAINTREE NURSING, L.L.C.

BWB SUNBELT HOME HEALTH SERVICES, LLC

CALIFORNIA NURSING CENTERS, L.L.C.

CARE CENTER OF ROSSMOOR, L.L.C.

CENTRAL ARIZONA HOME HEALTH CARE, INC.

COMPASS HOSPICE, INC.

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

FOCUS CARE HEALTH RESOURCES, INC.

FORESTVIEW NURSING, L.L.C.

GBA HOLDING, INC.

GBA WEST, LLC

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HAVEN HEALTH, LLC

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

HHS HEALTHCARE CORP.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HOME HEALTH OF RURAL TEXAS, INC.

HOME HEALTH SERVICES, INC.

HOMESTEAD HEALTH AND REHABILITATION

CENTER, L.L.C.

INTEGRACARE HOLDINGS, INC.

INTEGRACARE HOME HEALTH SERVICES, INC.

INTEGRACARE HOSPICE OF ABILENE, LLC

INTEGRACARE INTERMEDIATE HOLDINGS, INC.

INTEGRACARE OF ABILENE, LLC

INTEGRACARE OF ALBANY, LLC

INTEGRACARE OF ATHENS-HOME HEALTH, LLC

INTEGRACARE OF ATHENS-HOSPICE, LLC

INTEGRACARE OF GRANBURY, LLC

INTEGRACARE OF LITTLEFIELD, LLC

INTEGRACARE OF OLNEY HOME HEALTH, LLC

INTEGRACARE OF TEXAS, LLC

INTEGRACARE OF WEST TEXAS-HOME HEALTH,

LLC

INTEGRACARE OF WEST TEXAS-HOSPICE, LLC

INTEGRACARE OF WICHITA FALLS, LLC

J. B. THOMAS HOSPITAL, INC.

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH

SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITAL PALM BEACH, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

KINDRED HOSPITALS WEST, L.L.C.

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC.

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

KND DEVELOPMENT 52, L.L.C.

KND DEVELOPMENT 53, L.L.C.

KND DEVELOPMENT 54, L.L.C.

KND DEVELOPMENT 55, L.L.C.

KND DEVELOPMENT 56, L.L.C.

KND DEVELOPMENT 57, L.L.C.

KND DEVELOPMENT 58, L.L.C.

KND DEVELOPMENT 59, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Incremental Amendment No. 1 to Term Loan Credit Agreement]

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 3, L.L.C.

KND REAL ESTATE 4, L.L.C.

KND REAL ESTATE 5, L.L.C.

KND REAL ESTATE 6, L.L.C.

KND REAL ESTATE 7, L.L.C.

KND REAL ESTATE 8, L.L.C.

KND REAL ESTATE 9, L.L.C.

KND REAL ESTATE 10, L.L.C.

KND REAL ESTATE 11, L.L.C.

KND REAL ESTATE 12, L.L.C.

KND REAL ESTATE 13, L.L.C.

KND REAL ESTATE 14, L.L.C.

KND REAL ESTATE 15, L.L.C.

KND REAL ESTATE 16, L.L.C.

KND REAL ESTATE 17, L.L.C.

KND REAL ESTATE 18, L.L.C.

KND REAL ESTATE 19, L.L.C.

KND REAL ESTATE 20, L.L.C.

KND REAL ESTATE 21, L.L.C.

KND REAL ESTATE 22, L.L.C.

KND REAL ESTATE 23, L.L.C.

KND REAL ESTATE 24, L.L.C.

KND REAL ESTATE 25, L.L.C.

KND REAL ESTATE 26, L.L.C.

KND REAL ESTATE 27, L.L.C.

KND REAL ESTATE 28, L.L.C.

KND REAL ESTATE 29, L.L.C.

KND REAL ESTATE 30, L.L.C.

KND REAL ESTATE 31, L.L.C.

KND REAL ESTATE 32, L.L.C.

KND REAL ESTATE 33, L.L.C.

KND REAL ESTATE 34, L.L.C.

KND REAL ESTATE 35, L.L.C.

KND REAL ESTATE 36, L.L.C.

KND REAL ESTATE 37, L.L.C.

KND REAL ESTATE 38, L.L.C.

KND REAL ESTATE 39, L.L.C.

KND REAL ESTATE 40, L.L.C.

KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 46, L.L.C.

KND REAL ESTATE 47, L.L.C.

KND REAL ESTATE 48, L.L.C.

KND REAL ESTATE 49, L.L.C.

KND REAL ESTATE 50, L.L.C.

KND REAL ESTATE 51, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

LAUREL LAKE HEALTH AND REHABILITATION,

L.L.C.

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

NORTH WEST TEXAS HOME HEALTH SERVICES,

LLC

NP PLUS, LLC

OUTREACH HEALTH SERVICES OF NORTH TEX-

AS, LLC

OUTREACH HEALTH SERVICES OF THE PAN-

HANDLE, LLC

PACIFIC COAST CARE CENTER, L.L.C.

PACIFIC WEST HOME CARE, LLC

PEOPLEFIRST HOMECARE & HOSPICE OF CALI-

FORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF COLO-

RADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF INDI-

ANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF MAS-

SACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO,

L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH,

L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF GEORGIA, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Incremental Amendment No. 1 to Term Loan Credit Agreement]

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF POMPANO EAST, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF SHREVEPORT, INC.

PERSONACARE OF WARNER ROBINS, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 16, L.L.C.

PF DEVELOPMENT 17, L.L.C.

PF DEVELOPMENT 18, L.L.C.

PF DEVELOPMENT 19, L.L.C.

PF DEVELOPMENT 20, L.L.C.

PF DEVELOPMENT 21, L.L.C.

PF DEVELOPMENT 22, L.L.C.

PF DEVELOPMENT 23, L.L.C.

PF DEVELOPMENT 24, L.L.C.

PF DEVELOPMENT 25, L.L.C.

PHH ACQUISITION CORP.

PROFESSIONAL HEALTHCARE AT HOME, LLC

PROFESSIONAL HEALTHCARE, LLC

REHABCARE DEVELOPMENT 1, L.L.C.

REHABCARE DEVELOPMENT 2, L.L.C.

REHABCARE DEVELOPMENT 3, L.L.C.

REHABCARE DEVELOPMENT 4, L.L.C.

REHABCARE DEVELOPMENT 5, L.L.C.

REHAB STAFFING, L.L.C.

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SOUTHERN NEVADA HOME HEALTH CARE, INC.

SOUTHERN UTAH HOME HEALTH, INC.

SOUTHERN UTAH HOME OXYGEN & MEDICAL

EQUIPMENT, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

TEXAS HEALTH MANAGEMENT GROUP, LLC

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC–SEATTLE, INC.

TOWER HILL NURSING, L.L.C.

TRANSITIONAL HOSPITALS CORPORATION OF

INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF

WISCONSIN, INC.

TRINITY HOSPICE OF TEXAS, LLC

TUCKER NURSING CENTER, INC.

VERNON HOME HEALTH CARE AGENCY, LLC

WELLSTREAM HEALTH SERVICES, LLC

WEST TEXAS, LLC

YGNACIO VALLEY CARE CENTER, L.L.C.

FOOTHILL NURSING COMPANY PARTNERSHIP

HILLHAVEN–MSC PARTNERSHIP

KINDRED HOSPITALS LIMITED PARTNERSHIP

KINDRED NURSING CENTERS CENTRAL LI-

MITED PARTNERSHIP

KINDRED NURSING CENTERS LIMITED PART-

NERSHIP

AMERICAN VITALCARE, LLC

CANNON & ASSOCIATES, LLC

CLEAR LAKE REHABILITATION HOSPITAL,

L.L.C.

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

LOUISIANA SPECIALTY HOSPITAL, L.L.C.

NEW TRIUMPH HEALTHCARE OF TEXAS, LLC

NEW TRIUMPH HEALTHCARE, INC.

NORTHLAND LTACH, LLC

REHABCARE GROUP, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

[Signature Page to Incremental Amendment No. 1 to Term Loan Credit Agreement]

KND REAL ESTATE 43, L.L.C.

REHABCARE GROUP MANAGEMENT SERVICES, INC.

REHABCARE GROUP OF CALIFORNIA, LLC

REHABCARE GROUP OF TEXAS, LLC

REHABCARE HOSPITAL HOLDINGS, L.L.C.

SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.

SCCI HEALTH SERVICES CORPORATION

SCCI HOSPITAL – EASTON, INC.

SCCI HOSPITAL – EL PASO, INC.

SCCI HOSPITAL – MANSFIELD, INC.

SCCI HOSPITAL VENTURES, INC.

SCCI HOSPITALS OF AMERICA, INC.

SYMPHONY HEALTH SERVICES, LLC

TRIUMPH HEALTHCARE HOLDINGS, INC.

TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC

TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC

TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.

TRIUMPH REHABILITATION HOSPITAL NORTHERN IN-

DIANA, LLC

TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST

HOUSTON, LLC

TULSA SPECIALTY HOSPITAL L.L.C.

VTA MANAGEMENT SERVICES, LLC

VTA STAFFING SERVICES, LLC

NEW TRIUMPH HEALTHCARE, LLP

REHABCARE GROUP OF AMARILLO, LP

REHABCARE GROUP OF ARLINGTON, LP

REHABCARE GROUP OF MIDLAND, LP

TRIUMPH HOSPITAL OF EAST HOUSTON, L.P.

TRIUMPH HOSPITAL OF NORTH HOUSTON, L.P.

TRIUMPH HOSPITAL MEDICAL CENTER, L.P

TRIUMPH SOUTHWEST, L.P.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Senior Vice President, Tax and Treasurer

KINDRED DEVELOPMENT 27, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: President and Treasurer

[Signature Page to Incremental Amendment No. 1 to Term Loan Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Amendment as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as an Incremental Term Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

SCHEDULE A

TO INCREMENTAL AMENDMENT

Name of New Loan Lender	Type of Commitment	Amount
JPMORGAN CHASE BANK, N.A.	Incremental Term Loan Commitment	$100,000,000